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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 10, 1997


                      IEA MARINE CONTAINER INCOME FUND V(B)
             (Exact name of registrant as specified in its charter)



           California                    0-13432               94-2911066
  (State or other jurisdiction    (Commission File No.)  (IRS Employer I.D. No.)
of incorporation or organization)



         444 Market Street, 15th Floor, San Francisco, California 94111
          (Address of principal executive offices)              (zip code)

                  Registrant's telephone number: (415) 677-8990
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Item 4.           Changes in Registrant's Certifying Accountant.

                  (a) The Registrant has previously reported (event date:
February 3, 1997) on a Current Report on Form 8-K the resignation of Arthur Andersen LLP as auditors of the Registrant.

                  (b) Effective April 10, 1997, the Registrant retained Moore Stephens, P.C. as its new independent accountants to audit the Registrant's financial statements.


Item 5.           Other Events.

                  See Item 4 above.




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                IEA MARINE CONTAINER INCOME FUND V(B)

Date:    April 14, 1997         By: CRONOS CAPITAL CORP.
                                    The Managing General Partner

                                By: /s/ John Kallas
                                    --------------------------------------------
                                        John Kallas
                                        Vice President/Treasurer
                                        Principal Accounting and Finance Officer